SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                             SECURITIES ACT OF 1934

       Date of Report (Date of earliest event reported): February 28, 2002

                       GREYSTONE DIGITAL TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           33-24536-A                               84-1107140
      (Commission File No.)              (IRS Employer Identification No.)

                     15303 NORTH DALLAS PARKWAY, SUITE 1150
                                ADDISON, TX 75001
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (858) 874-7000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 4: CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (a) On February 21, 2002, GreyStone Digital Technology, Inc. (the "Registrant") formally engaged King Griffin & Adamson, P.C. as independent accountants. Registrant previously filed Form 8-KA announcing the resignation of J.H. COHN LLP, who acted as independent accountants for the Registrant for the fiscal years ended March 31, 2000 and March 31, 2001 and the subsequent interim period ending January 14, 2002.

        The Registrant's board of directors approved the appointment of King Griffin & Adamson, P.C. as the successor independent accountants to J.H. COHN, LLP.

        (b) Appointment of New Independent Accountants (See item 4(a) above).

        (c) Registrant has previously provided former independent accountants, J.H. COHN LLP a copy of the disclosures made in its Form 8-KA on file with the Commission and J.H. COHN LLP has previously furnished Registrant with a letter addressed to the Securities and Exchange Commission stating that there have been no disagreements with Registrant preceding the resignation on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure in connection with the Registrant's two most recent fiscal years and subsequent interim period ending January 14, 2002.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

None


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GREYSTONE DIGITAL TECHNOLOGY, INC.
Dated: February 28, 2002           By: /s/ RICHARD A. SMITH

                                   -----------------------------------------
                                   Richard A. Smith, Chief Executive Officer